                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          June 7, 1999
                                                               ------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
               (As Successor to First National Bank of Commerce)
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

       333-24023                                          76-0039224
 ----------------------                                   ----------
(Commission File Number)                    (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                 (302) 594-4117
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Registrant's telephone number, including area code


                                   N/A
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  (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     On June 7, 1999, First USA Bank, National Association ("First USA"), a wholly-owned subsidiary of First USA Financial, Inc. which is a wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE"), and FCC National Bank ("FCC Bank"), a direct wholly-owned subsidiary of BANK ONE, filed an application with the Office of the Comptroller of the Currency to merge First USA with and into and under the charter of FCC Bank. The application to merge First USA with and into FCC Bank was approved on July 12, 1999 by the Office of the Comptroller of the Currency. The surviving bank will be renamed First USA Bank, National Association. It is anticipated that the merger would become effective during the latter portion of the third quarter of 1999.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,




                         By:    /s/ Tracie H. Klein
                                ----------------------------------
                         Name:  Tracie H. Klein
                         Title: First Vice President



Date:  August 10, 1999
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